UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23672

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean	Owen Meacham
Carla G. Teodoro	UBS Business Solutions US LLC
Sidley Austin LLP	One North Wacker Drive
787 Seventh Avenue	Chicago, IL 60606
New York, NY 10019

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

TAX—F REE FUND FOR PUERTO RICO RESIDENTS, INC.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

LETTER TO SHAREHOLDERS

January 31, 2025

Dear Shareholders:

Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended December 31, 2024.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve (the “Fed”) finally commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of the year. The federal funds rate closed the year in the range of 4.25% to 4.50%.

Economic projections released after the December 2024 meeting forecast a slower pace of easing in 2025 than had been projected earlier in the year. Two 0.25% rate cuts are now expected by the market. The 10-year note reacted to the news with yields increasing close to the highs of the year. Also weighing on bond markets is the uncertainty of the effects the implementation of the economic agenda of president-elect Donald Trump, including tariffs on many imported goods, could have on inflation and the budget deficit. Equity markets also reacted negatively after the December meeting with major indices trading between 4% to 6% lower than the highs reached after the elections.

The yield of the 10-year U.S. Treasury note increased during the Fund’s fiscal year. It closed the year at 4.57% versus 3.88% at the beginning of the year. The yield curve is no longer inverted as the two-year note closed the year at 4.24%, unchanged from the prior year. Recent inflation reports signal inflation remains above the Fed’s 2% long term goal and progress towards that goal is slow.

Uncertainty over the pace of subsequent rate cuts and the implementation of new economic policies, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Fund’s investment adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ William Rivera

William Rivera

Executive Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the 12- month period ended December 31, 2024. The views and opinions in the letter were current as of January 31, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF

FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended December 31, 2024, vs the Bloomberg Municipal Bond Index.

Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns

	as of December 31, 2024
	1-Year	Since Inception*
Tax Free Fund for Puerto Rico Residents, Inc. - NAV	3.42%	-0.07%
Tax Free Fund for Puerto Rico Residents, Inc. - Market	43.11%	-5.06%
Bloomberg Municipal Bond Index	1.05%	-0.26%

Growth of an assumed $10,000 investment as of December 31, 2024*

* While the Fund commenced operations on February 28, 2001, it did not register with the SEC under the 1940 Act until May 14, 2021.

The following table provides summary data on the Fund’s dividends for the fiscal year based on NAV and market price as of December 31, 2024:

Dividend yield-based on market value	6.23%
Dividend yield based on NAV	3.39%
NAV as of December 31, 2024	$4.37
Market Price as of December 31, 2024	$2.38
Premium (discount) to NAV	-45.5%

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. Fund dividends paid during the year were paid from current net investment income. See Note 9 of the financial statements for more details.

The Fund’s net investment income was $2.1 million versus $2.2 million last year. This year’s net investment income includes $513,088 from the reimbursement of certain legal expenses while last year’s income includes $552,183 from a legal settlement. Refer to Note 11 of the financial statements for further details. The dividend paid was $1.7 million versus $1.6 million last year. All the dividends paid during the year were from current income.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of December 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 58.36%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the year as the yield of the ten-year note increased during the year. Transfers to the bonds trustee for the redemption of the bonds for fiscal 2025 commenced on July 1, 2024. On October 21, 2024, COFINA announced that 100% of the required Puerto Rico sales and use (IVU) collections had been transferred to the bonds trustee.

The Fund owns bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) representing approximately 0.41% of the portfolio. During June 2023, the judge of the United States District Court for the District of Puerto Rico (the “District Court”) overseeing the PREPA Plan of Adjustment ruled against the bondholders’ claims of their security interest in future PREPA’s revenues. The Court of Appeals ruled on June 12, 2024, that bondholders have a claim against net revenues. Bond prices increased after the ruling and closed the fiscal year substantially above last year. The District Court then mandated a mediation period between the fiscal board and bondholders to negotiate a new plan. As of

December 31, 2024, there has been no agreement between the parties. The defaulted PREPA bonds owned by the Fund continue to trade in the market. See Note 4 for further details.

The Puerto Rico Infrastructure Finance Authority bond owned by the Fund was exchanged for $54,303 in cash and a contingent valuation instrument (“CVI”) valued at $171,077 as reflected in the accompanying Schedule of Investments. The CVI makes an annual distribution contingent on Rum Tax collections during the year. The bond’s last distribution was during November 2024.

The Fund owns a mortgage participation certificate (the “Certificate”) representing 0.66% of the portfolio, which was purchased from a local financial institution in 2002. The underlying mortgages are Federal Housing Administration and Veterans Administration mortgages originated on or before the purchase date. The balance of the Certificate decreased from the repayment of the underlying mortgages. The Fund also owns several mortgage-backed securities (“MBS”) issued and guaranteed by U.S. government agencies representing 0.15% of the portfolio and several tax-exempt notes collateralized by U.S. agency MBS representing 0.38% of the portfolio. The balance of the MBS and the tax-exempt notes decreased as a result of the repayment of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 34.76% and 5.00%, respectively of the portfolio. Both the U.S. agencies and the U.S. municipal bonds decreased in value during the fiscal year in response to higher long-term interest rates.

There were approximately $ 9.8 million in U.S. agencies calls, bond maturities and paydowns of the MBS. The proceeds were used to reinvest in U.S. agency notes. The Fund also used leverage to buy additional U.S. agency notes. Fund leverage increased $4.4 million during the year.

The NAV of the Fund was $4.37 both at the beginning and the end of the year. The decrease of approximately $430,000 in the valuation of the portfolio was offset by other income received during the year. At year-end the Fund’s indicated market value was a 45.5% discount to its NAV, a decrease from the discount of 60.6% at fiscal year-end 2023.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of fiscal year end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition

Sales and Use Tax (PR)	58.36%
Mortgages Certificates	0.66%
Mortgage-Backed Securities	0.53%
P.R. Commonwealth	0.28%
Electric Power Authority	0.41%
U.S. Municipals - General Obligation	5.00%
U.S. Agencies	34.76%

Total	100.00%

Geographic Allocation

Puerto Rico	60.24%
U.S.	39.76%

100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of December 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	35.29%
A	5.00%
BBB	0.66%
Below BBB	0.41%
Not Rated	58.64%
Total	100.00%

The “Not-Rated” category is comprised mostly of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of December 31, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$16,825,000
Leverage Ratio*	25.51%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 to Financial Statements for further details on outstanding leverage during the year. Fund leverage increased by $4,225,000 during the year.

*Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

 TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

 FINANCIAL HIGHLIGHTS

			For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023	For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:		Net asset value applicable to common stock, beginning of period	$4.37	$3.92	$5.03	$4.87

		Net investment income (a)	0.19	0.20	0.14	0.15
		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	(0.04)	0.40	(1.10)	0.16

		Total from investment operations	0.15	0.60	(0.96)	0.31

		Less: Dividends from net investment income to common shareholders	(0.15)	(0.15)	(0.15)	(0.15)

		Discount on repurchase of common stock	-	-	-	0.00*

		Net asset value applicable to common stock, end of period	$4.37	$4.37	$3.92	$5.03

		Market value, end of period (b)	$2.38	$1.72	$1.60	$3.22

Total	(b) (f)	Based on market value per share	43.11%	11.36%	(48.60)%	13.75%
Investment
Return:	(f)	Based on net asset value per share	3.42%	15.49%	(19.38)%	6.90%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	3.45%	3.48%	1.97%	1.17%

	(c) (d)	Gross expenses to average net assets applicable to common shareholders	4.16%	4.16%	2.57%	1.75%

	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.53%	2.94%	2.34%	1.73%

	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.63%	1.22%	0.23%	0.02%

	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	4.21%	4.79%	3.27%	3.12%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$48,693	$48,632	$43,599	$55,982

	(g)	Portfolio turnover	15.74%	1.09%	0.68%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%	0.00%	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero.

	(a)

Based on average outstanding common shares of 11,128,918, 11,126,728, 11,124,357, and 11,121,906 for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

	(b)	Period-end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)

Based on average net assets applicable to common shareholders of $48,946,618, $45,731,459, $48,562,821, and $55,164,902 for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)

The effect of the expenses waived for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.71%, 0.66%, 0.60%, and 0.58%, respectively.

	(f)

Dividends are assumed to be reinvested at the per share market value or net asset value as defined in the dividend reinvestment plan. For the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, dividends were reinvested at net asset value.

	(g)

For the fiscal year ended December 31, 2022, portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds, which became effective on March 15, 2022.

	(h)	Net investment income ratio for the fiscal years ended December 31, 2024, and December 31, 2023, includes an insurance claim reimbursement of legal expenses and a legal settlement received, respectively, which were classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

 TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2024

Face Amount				Issuer	Coupon	Maturity Date	Value
Puerto Rico Tax-Exempt Obligations - 0.50% of net assets applicable to common shareholders, total cost of $240,949
$74,738		G		Community Endowment-Collateralized by FNMA Pool 564122	8.00%	01/01/31	$75,961
50,771		G		Community Endowment-Collateralized by FNMA Pool 564129	8.00%	02/01/31	51,188
99,994		G		Community Endowment-Collateralized by FNMA Pool 564130	8.50%	01/01/31	102,926
15,446		G		Community Endowment-Collateralized by FNMA Pool 573425	8.00%	02/01/31	15,392

$240,949	C						$245,467

Puerto Rico Agencies, Bonds and Notes - 64.43% of net assets applicable to common shareholders, total cost of $31,579,391
$290,000		H	A	Puerto Rico Electric Power Authority	5.25%	07/01/27	$156,600
25,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/19	13,500
70,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	37,800
40,000		H	E	Puerto Rico Electric Power Authority	5.25%	07/01/18	21,600
50,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/20	27,000
15,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	8,100
320,519				Puerto Rico Commonwealth General Obligations	I	11/01/51	171,077
1,119,000		H		Puerto Rico Sales Tax 4.50%		07/01/34	1,121,051
568,000		H		Puerto Rico Sales Tax 4.55%		07/01/40	568,138
4,167,000		H		Puerto Rico Sales Tax	4.75%	07/01/53	4,104,787
14,716,000		H		Puerto Rico Sales Tax	5.00%	07/01/58	14,660,977
5,770,000		H		Puerto Rico Sales Tax	4.33%	07/01/40	5,690,916
171,000		H		Puerto Rico Sales Tax	4.54%	07/01/53	166,695
4,707,000		H		Puerto Rico Sales Tax	4.78%	07/01/58	4,622,768

$32,028,519							$31,371,009

Puerto Rico Agencies Zero Coupons Bonds - 13.45% of net assets applicable to common shareholders, total cost of $6,482,736
$11,950,000		J		Puerto Rico Sales Tax	0.00%	07/01/46	$3,844,112
11,577,000		J		Puerto Rico Sales Tax	0.00%	07/01/51	2,703,565

$23,527,000							$6,547,677

Principal Outstanding Amount

Mortgage-Backed Securities - 0.88% of net assets applicable to common shareholders, total cost of $575,812
$575,812	B	F		Doral Financial Participation Certificate 2001 Series A	7.58%	10/01/35	$426,446

Puerto Rico FNMA Taxable - 0.19% of net assets applicable to common shareholders, total cost of $90,646
$17,692				FNMA Pool 573429	7.00%	03/01/31	$18,332
47,679				FNMA Pool 573449	7.00%	04/01/31	49,404
25,276				FNMA Pool 573450	7.50%	04/01/31	25,184

$90,647	C						$92,920

Face Amount

US Government, Agency and Instrumentalities - 45.83% of net assets applicable to common shareholders, total cost of $22,826,682
$2,000,000		D		Federal Farm Credit	2.95%	12/28/37	$1,621,256
1,000,000		D		Federal Farm Credit	4.14%	08/02/38	895,968
2,000,000				Federal Farm Credit	5.48%	06/27/42	1,997,992
1,900,000		D		Federal Farm Credit	6.20%	04/22/44	1,900,823
2,600,000		D		Federal Farm Credit	5.95%	11/29/44	2,594,116
2,000,000				Federal Home Loan Bank	5.11%	08/15/42	1,932,238
2,400,000		D		Federal Home Loan Bank	5.20%	09/28/37	2,393,155
2,805,000		D		Federal Home Loan Bank	5.50%	07/15/36	2,983,552
1,000,000		D		Federal Home Loan Bank	5.75%	11/07/44	998,924
3,000,000		D		Federal Home Loan Bank	5.88%	10/21/44	3,002,481
2,000,000		D		Federal Home Loan Bank	5.80%	11/25/44	1,998,172

$22,705,000							$22,318,677

US Municipals - 6.60% of net assets applicable to common shareholders, total cost of $3,058,603
$1,380,000				State of Illinois General Obligations	7.10%	07/01/35	$1,456,037
1,178,571				State of Illinois General Obligations	7.35%	07/01/35	1,256,535
250,000				State of Illinois General Obligations	5.25%	01/01/25	250,000
250,000				State of Illinois General Obligations	5.35%	01/01/26	251,849

$3,058,571							$3,214,421

Total investments (131.88% of net assets applicable to common shareholders)							$64,216,617
Other Assets and Liabilities, net (-31.88% of net assets applicable to common shareholders)							(15,523,245)

Net assets applicable to common shareholders - 100%							$48,693,372

Face Amount							Value

Securities sold under reverse repurchase agreements - 34.55% of net assets applicable to common shareholders

$16,825,000				Reverse Repurchase Agreements with Santander US Capital Markets			$16,825,000

				4.90% - 4.93% dated December 4, and December 10, 2024, due January 21, 2025 (Collateralized by US Government, Agency and Instrumentalities with a face value of $18,610,000 and a fair value of $18,297,075; 2.95% - 6.20%, with a maturity date from July 15, 2036, to November 29, 2044)

A	This security has defaulted and is not currently accruing interest income. See Note 4 for further information.

B

Certificates are collateralized by mortgage-backed obligations. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgage loans underlying these trust securities are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

E	These bonds matured and defaulted on their principal and interest payments and are not accruing interest income. However, they are still trading in the open market. See Note 4 for further information.

F	This security is a private placement and significant unobservable inputs were used in the valuing of this security. It is classified as Level 3. See Note 1 for further information.

G	These securities are private placements and the only source for payment of interest and principal is the collateral.

H

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

I	This is a non-interest bearing security. Distributions, if any, are paid once a year and are contingent on the collection of Rum Taxes as disclosed in the Puerto Rico Debt Restructuring Plan of 2021.

J	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2024

Assets:	Investments in securities:
	Securities pledged as collateral on reverse repurchase agreements, at value, which has the right to be repledged (identified cost - $18,731,465)		$18,297,075
	Other securities, at value (identified cost - $46,123,354)		45,919,542

			$64,216,617

	Cash		356,195
	Interest receivable		1,107,179
	Prepaid expenses and other assets		282,359

	Total assets		65,962,350

Liabilities:	Securities sold under reverse repurchase agreements		16,825,000
	Dividends payable to common shareholders		153,037
	Directors’ fees payable		6,000
	Payables:
	Interest and leverage expenses	52,335
	Investment advisory fees	13,877
	Administration, custody, and transfer agent fees	8,883	75,095

	Accrued expenses and other liabilities		209,846

	Total liabilities		17,268,978

Net Assets Applicable to Common Shareholders:			$48,693,372

Net Assets Applicable to Common Shareholders consist of:

	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 11,129,977 shares issued and outstanding)		139,223,243
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(90,529,871)

	Net assets applicable to common shareholders		$48,693,372

	Net asset value applicable to common shares - per share; 11,129,977 shares outstanding		$4.37

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended December 31, 2024

Investment Income:	Interest	$3,234,596
	Other Income	513,088

		$3,747,684

Expenses:	Interest and leverage related expenses	796,403
	Investment advisory fees	474,217
	Administration, custody, and transfer agent fees	118,565
	Professional fees	472,352
	Directors’ fees and expenses	30,706
	Insurance expense	40,224
	Mortgage servicing fees	22,935
	Reporting fees	38,476
	Other	41,924

	Total expenses	2,035,802

	Waived investment advisory, administration, custodian, and transfer agent fees	(347,769)

	Net expenses after waived fees by investment adviser, administration, custodian, and transfer agent	1,688,033

Net Investment Income:		2,059,651

Realized Gain (Loss) and	Net realized gain (loss) on investment	891
Unrealized Appreciation	Net realized gain (loss) on real estate owned	72,047
(Depreciation) on Investments	Change in unrealized appreciation (depreciation) on investments	(429,859)

and Real Estate Owned:	Total net realized and unrealized gain (loss) on investments and real estate owned	(356,921)

	Net increase (decrease) in net assets resulting from operations	$1,702,730

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income	$2,059,651	$2,189,337
	Net realized gain (loss) on investments	891	798
	Net realized gain (loss) on real estate owned	72,047	(48,070)
	Change in unrealized appreciation (depreciation) on investments	(429,859)	4,494,896

	Net increase (decrease) in net assets resulting from operations	1,702,730	6,636,961

Dividends to Common
Shareholders From:	Net investment income	(1,650,803)	(1,613,387)

Capital Share	Reinvestment of dividends on common shares	9,379	9,167
Transactions:	Repurchase of common shares	-	-

		9,379	9,167

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	61,306	5,032,741

	Net assets at the beginning of the year	48,632,066	43,599,325

	Net assets at the end of the year	$48,693,372	$48,632,066

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year ended December 31, 2024

Increase (Decrease) in Cash

Cash Used in	Net increase (decrease) in net assets from operations	$1,702,730
Operations:	Adjusted by:
	Purchases of long-term portfolio securities	(13,000,000)
	Purchases of short-term portfolio securities	(755,415)
	Proceeds from the sale of real estate owned	95,090
	Maturities, calls and paydowns of long-term portfolio securities	9,044,158
	Maturities of short-term portfolio securities	760,000
	Net realized (gain) loss on real estate owned	(72,938)
	Change in unrealized (appreciation) depreciation on investments	429,859
	Accretion of discounts on investments	(349,127)
	Amortization of premiums on investments	7,736
	Decrease in interest receivable	46,245
	Increase in prepaid expenses and other assets	(274,417)
	Increase in interest payable	11,759
	Increase in administration, custody, and transfer agent fees payable	497
	Increase in investment advisory fees payable	1,081
	Decrease in accrued expenses and other liabilities	(135,246)

	Total cash used in operations	(2,487,988)

Cash Provided by	Securities sold under reverse repurchase agreements proceeds	168,838,000
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(164,613,000)
	Dividends to common shareholders paid in cash	(1,622,848)

	Total cash provided by financing activities	2,602,152

Cash:	Net increase (decrease) in cash for the year	114,164
	Cash at the beginning of the year	242,031

	Cash at the end of the year	$356,195

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$784,644

	Non-cash activities-dividends reinvested by common shareholders	$9,379

The accompanying notes are an integral part of these financial statements.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

1.	Reporting Entity and Significant Accounting Policies

Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on March 24, 2000, and commenced operations on February 28, 2001. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. The Fund has suspended trading of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At December 31, 2024, no portfolio securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned: Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized on the periodic re-evaluations of these properties are credited or charged to unrealized gains or losses. Real estate owned is classified as Level 3.

The following is a summary of the portfolio by inputs used as of December 31, 2024, in valuing the Fund’s investments carried at fair value:

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 12/31/24
Investment Securities:
Puerto Rico Tax-Exempt Obligations	$-	$245,467	$-	$245,467
Puerto Rico Agencies, Bonds and Notes	-	37,918,686	-	37,918,686
Mortgage-Backed Securities	-	-	426,446	426,446
Puerto Rico FNMA Taxable	-	92,920	-	92,920
US Government, Agency and Instrumentalities	-	22,318,677	-	22,318,677
US Municipals	-	3,214,421	-	3,214,421

	-	63,790,171	426,446	64,216,617

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investments Securities
	Balance as of 12/31/23	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/24

Doral Participation Certificate 2001 Series A	$504,920	$-	$40,623	$-	$-	$-	$(119,097)	$-	$426,446

	Level 3 Real Estate Owned
	Balance as of 12/31/23	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Purchases/ Additions	Sales	Transfers in (out) to Level 3	Balance as of 12/31/24

Real estate owned	$23,043	$72,047	$-	$-	$(95,090)	$-	$-

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at December 31, 2024	Valuation Technique	Unobservable Inputs		Price

Investment Securities:

Doral Participation Certificate	$426,446	Discounted Cash Flow	Constant prepayment rate	2.23%	$74.06

			Probability of default	2.00%

			Loss severity	5.00%

			Discount rate	18.42%

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on December 31, 2024, amounted to a net unrealized appreciation of $8,061.

There were no transfers into or out of Level 3 during the fiscal year ended December 31, 2024.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2024.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended December 31, 2024, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies, or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the year ended December 31, 2024.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short-or medium-term notes outstanding as of December 31, 2024.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended December 31, 2024, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended December 31, 2024, no preferred shares were issued or outstanding.

Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the fiscal year ended December 31, 2024, investment advisory fees amounted to $474,217, equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $316,144, for a net fee of $158,073. The investment advisory fees payable amounted to $13,877 as of December 31, 2024.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the fiscal year ended December 31, 2024, the administrative, custody, and transfer agency services fee amounted to $118,565. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $31,625, for a net fee of $86,940. The administrative, custody, and transfer agent fees payable amounted to $8,883 as of December 31, 2024.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each quarterly Audit Committee meeting. For the fiscal year ended December 31, 2024, the independent directors of the Fund were paid an aggregate compensation of $30,706. The Directors fees payable amounted to $6,000 as of December 31, 2024.

3.	Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended December 31, 2024, and December 31, 2023, were as follows:

Common Shares	Amount December 31, 2024	Amount December 31, 2023
Proceeds from the reinvestment of dividends	$9,379	$9,167
Repurchase of shares	-	-

	$9,379	$9,167

Transactions in common shares during the fiscal years ended December 31, 2024, and December 31, 2023, were as follows:

Common shares	December 31, 2024	December 31, 2023

Beginning common shares	11,127,845	11,125,588
Shares issued due to the reinvestment of dividends	2,132	2,257
Shares repurchased	-	-

Ending common shares	11,129,977	11,127,845

There were no share repurchase transactions during the fiscal years ended December 31, 2024, and December 31, 2023.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $13,755,415, of which $755,415 were related to a short-term security purchase, for the fiscal year ended December 31, 2024. Proceeds from paydowns and calls of Puerto Rico securities for the fiscal year ended December 31, 2024, amounted to $187,015. Proceeds from calls and maturities of U.S. obligations securities for the fiscal year ended December 31, 2024, amounted to $9,617,143, of which $760,000 were related to maturities of short-term securities.

Puerto Rico Restructuring Plan Developments:

After the Commonwealth Plan of Adjustment went into effect, the Commonwealth of Puerto Rico rejected the PREPA Plan of Adjustment that had been negotiated with PREPA bondholders. The District Court has mandated mediation between the parties to try to negotiate a new plan. On September 16, 2022, the Financial Oversight and Management Board for Puerto Rico (the “Fiscal Board”) announced an impasse in the mediation and filed a schedule for the resumption of litigation. Bondholders filed for the appointment of a receiver to run the PREPA Plan of Adjustment while the

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Notes to Financial Statements

December 31, 2024

litigation is resolved. On September 28, 2022, the District Court rejected both the appointment of the receiver and the resumption of litigation. It ordered the Fiscal Board to file a new re-structuring plan by December 1, 2022, and the parties to continue mediation. The Fiscal Board submitted a new plan in December 2022. The Fiscal Board received objections to the adequacy of the disclosure statement and on February 9, 2023, filed the First Amended Title III Plan of Adjustment for PREPA and its disclosure statement. Some parties filed objections to the amended disclosure statement. A Second Amended Plan was submitted on February 26, 2023, and a Third Amended Plan was submitted on May 11, 2023. On June 28, 2023, the District Court set interim litigation deadlines concerning the Third Amended Plan for June and July 2023, with an order to file a joint status report on July 19, 2023, with a proposed litigation schedule for confirmation proceedings. On September 15, 2023, a Modified Third Amended Plan was submitted, which was modified five times. A Fourth Amended Plan was filed on December 29, 2023, which was modified on February 20, 2024. Hearings for confirmation of the Plan of Adjustment were held for eleven days, starting on March 4, 2024, and ending March 18, 2024.

As to the security interest of PREPA bondholders, the District Court entered an opinion on March 22, 2023, in an adversary proceeding filed by bondholders for declaratory judgment, stating that the $8.4 billion in PREPA bonds was fully secured by the utility’s 1974 trust agreement. The District Court held that the trust agreement granted the bondholders security interests only in monies actually deposited in the Sinking Fund, Self-insurance Fund, Capital Improvement Fund, Reserve Maintenance Fund, and Construction Fund, as defined in the trust agreement. However, the bondholders have only an unsecured claim over future net revenues that would have been deposited in specific funds over the remainder of the terms of the bonds, to be liquidated now under the Fourth Amended Plan. The bondholders filed an appeal with the United States Court of Appeals for the First Circuit. In an Opinion entered on June 12, 2024, the First Circuit ruled the bondholders’ claims are non-recourse and limited to payment from collateral, namely net revenues. The First Circuit left to the District Court how that ruling impacts the confirmation of the Plan of Adjustment. PREPA does not generate any net revenues unless and until electricity rates are increased. Under bankruptcy law, the court must determine the value of the bondholders’ collateral on the confirmation date, which is prior to any rate increase. Therefore, the implications of the First Circuit decision and the value of the bondholders’ collateral will depend on careful consideration and additional determinations by the District Court. On July 11, 2024, the District Court stayed all litigation regarding PREPA for at least 60 days. The litigation stay prohibits, among other things, the filing of a new plan or plan amendments. Parties were ordered to meet with the mediation team. The mediation team requested an extension of the stay and on October 7, 2024, the Court extended the stay through November 13, 2024, and parties were ordered to continue mediation discussions. The litigation stay and the mediation termination date was extended through January 31, 2025, by order entered on October 30, 2024. On January 28, 2025, the Mediation Team filed a report, stating that, although it had expressed skepticism as to whether a consensual resolution of PREPA’s Title III case is possible, it was now hopeful that progress is still possible and requested a 45 day extension of the Litigation Stay, until March 17, 2025. On January 29, 2025, the Court entered an Order extending the Litigation Stay until March 24, 2025. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the

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Notes to Financial Statements

December 31, 2024

market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $16,825,000 at December 31, 2024, and related information is as follows:

Weighted average interest rate at the end of the year	4.90%

Maximum aggregate balance outstanding at any time of the year	$17,150,000

Average balance outstanding during the year	$14,053,596

Average interest rate during the year	5.57%

At December 31, 2024, the interest rates on securities sold under reverse repurchase agreements ranged from 4.90% to 4.93% with a maturity date up to January 21, 2025.

At December 31, 2024, investment securities amounting to $18,297,075 were pledged as collateral for securities sold under reverse repurchase agreements. Interest payable on securities sold under reverse repurchase agreements amounted to $52,335 at December 31, 2024.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the fiscal year ended December 31, 2024, amounted to $168,838,000.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at December 31, 2024:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount due to Counterparty (not less than zero)
Santader US Capital Markets, New York	$16,825,000	$-	$16,825,000	$-

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $16,825,000 of securities sold under reverse repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under reverse repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

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Notes to Financial Statements

December 31, 2024

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At December 31, 2024, the Fund had investments with an aggregate fair value of approximately $38,345,132, which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $37,918,686 are revenue bonds not guaranteed by the Puerto Rico government. Also, at December 31, 2024, the Fund had investments with an aggregate market value amounting to $3,214,421 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

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Notes to Financial Statements

December 31, 2024

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the fiscal year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$64,854,819

Gross appreciation	491,613
Gross depreciation	(1,129,815)

Net appreciation (depreciation)	$(638,202)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years ended December 31, 2024, and December 31, 2023, the Fund had distributed from ordinary income $1,650,803 and $1,613,387 for tax purposes, respectively. The undistributed net investment income at December 31, 2024, and December 31, 2023, was as follows:

2024:

Undistributed net investment income for tax purposes at the beginning of the fiscal year	$4,167,752
Net investment income for tax purposes	2,059,651
Dividends paid to common shareholders	(1,650,803)

Undistributed net investment income for tax purposes at the end of the fiscal year	$4,576,600

2023:

Undistributed net investment income for tax purposes at the beginning of the fiscal year	$3,591,802
Net investment income for tax purposes	2,189,337
Dividends paid to common shareholders	(1,613,387)

Undistributed net investment income for tax purposes at the end of the fiscal year	$4,167,752

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2024, were as follows:

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Notes to Financial Statements

December 31, 2024

Undistributed net investment income for tax purposes at the end of the fiscal year	$4,576,600
Accumulated net realized gain (loss) from investment	(94,468,269)
Unrealized net appreciation (depreciation) from investment	(638,202)

Total Distributable Earnings (Accumulated Loss)	$(90,529,871)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of

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Notes to Financial Statements

December 31, 2024

the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or

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Notes to Financial Statements

December 31, 2024

volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of December 31, 2024, Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth Court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Boards of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income. On August 5, 2024, the Puerto Rico Commonwealth Court issued a determination that certain litigation expenses were covered with an attorney fee award. Plaintiffs did not appeal the court’s determination and it is now final and unappealable. The litigation expenses held in escrow was distributed pro rata among the nominal defendants, including the Fund.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2024

Other Income amounted to $513,088, which is related to an insurance claim reimbursement of legal expenses incurred in the Fund’s litigation in the United States District Court for the District of Puerto Rico (Case No. 22-1101) against Ocean Capital LLC and certain activist shareholders for violations of the U.S. federal securities laws.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from January 1, 2025, through February 26, 2025 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 31, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01375 per common share, totaling $153,040 and payable on February 10, 2025, to common shareholders of record as of January 31, 2025.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax Free Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audit.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

February 26, 2025

OTHER INFORMATION (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors
Agustin Cabrer (1948) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2003.	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None
Vicente J. Leon (1939) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2021.	Independent business consultant, since 1999.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None
Carlos Nido (1964) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth	Director	Director since 2007.	President of Green Isle Capital LLC (a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare), since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico	None

Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918			Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	Residents Family of Funds (7 Funds)***
Luis M. Pellot (1948) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2003.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico Residents Family of Funds (7 Funds)***	None
Clotilde Perez (1951) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2009.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico Residents Family of Funds (7 Funds)***	None
José J. Villamil (1939) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2021.	Chairman of the Board and Chief Executive Officer of Estudios Téchnicos, Inc. (a consulting business), since 2005.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None

Interested Director
Carlos V. Ubiñas**** (1954) c/o UBS Trust Company of Puerto Rico, American	Director, Chairman of the Board of Directors and President	Director since 2003, Chairman of the Board of Directors since 2012 and	Chief Executive Officer of UBS Financial Services, Inc. and the Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services, Inc.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None

International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	President since 2015.

Officers
Luz Colon (1974) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Chief Compliance Officer	Chief Compliance Officer since 2013.	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	N/A	None
Heydi Cuadrado (1980) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President	Assistant Vice President since 2019.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	None
Liana Loyola (1961) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Secretary	Secretary since 2014.	Attorney in private practice since 2009.	N/A	None
William Rivera (1958) c/o UBS Trust Company of	First Vice President and Treasurer	First Vice President since 2002. Treasurer of all Funds	Executive Director of UBS Asset Managers of Puerto Rico, since 2011.	N/A	None

Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918		except STIF since 2015 and Treasurer of STIF since 2025.
Javier Rodríguez (1973) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President and Assistant Treasurer	Assistant Vice President since 2005 and Assistant Treasurer since 2005.	Divisional Assistant Vice President, trader and portfolio manager of UBS Trust Company of Puerto Rico, since 2003.	N/A	None

*     Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

**    The Funds consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”).

***   The Funds consist of Puerto Rico Residents Bond Fund I; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Puerto Rico Residents Family of Funds”).

****  Considered an “Interested Director” as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s investment adviser, or an affiliate thereof.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

●	Mutual Fund’s shares are not bank deposits or FDIC insured.
●	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
●	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

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(b)  Not applicable.

Item 2. Code of Ethics.

(a)  The Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)  The Fund’s Board of Directors (the “Board”) has determined that it has an audit committee financial expert serving on its Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)  The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)  Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2023, and December 31, 2024, were $54,865 and $55,678, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended December 31, 2023, and December 31, 2024, were $10,600 and $8,467, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2023, and December 31, 2024, were $10,412 and $10,412, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2023, and December 31, 2024, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2023, and December 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2023, and December 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f)   Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2023, and December 31, 2024, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h)  The Audit Committee of the Registrant’s Board of Directors considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as a part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) the authority to vote proxies for the Fund’s portfolio securities pursuant to the Investment Adviser’s Global Corporate Governance Philosophy and Proxy Voting Guidelines and Policy (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities for the exclusive benefit and in the best economic interests of Fund shareholders, that is, in a manner consistent with the objective of maximizing total return to Fund shareholders as investors in the securities being voted.

A Proxy Voting Committee comprised of representatives of the Investment Adviser and the Fund’s administrator shall oversee and administer the process of voting proxies and periodically review the Proxy

Voting Guidelines. The Investment Adviser will seek guidance to vote proxies taking into consideration Fund shareholders’ best economic interests.

The Fund’s investment portfolio consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy, the Investment Adviser would vote such proxy in the best interest of the Fund, based on its Proxy Voting Guidelines, or vote the proxy with the consent, or based on the instruction of the Fund or its representatives.

To ensure that the Investment Adviser does not make a voting decision for its clients where a material conflict is present, the Investment Adviser may (i) seek voting instructions from the majority of Independent Directors of the Board, (ii) vote client shares in proportion to the votes cast by all other shareholders of the security for which the proxy solicitation was issued, if this option is available, (iii) retain another independent third party to make the voting decision, or (iv) take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the legal counsel to the Investment Adviser.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations where (i) the securities are no longer held; (ii) the proxy or other relevant materials were not received in sufficient time to conduct an appropriate analysis or to allow a vote to be cast by the voting deadline; or (iv) the Investment Adviser concludes that the cost of voting the proxy will exceed the potential benefit.

The Proxy Voting Committee, the Investment Adviser, or a service provider on behalf of the Investment Adviser oversees the administration of the voting and ensures that records are maintained in accordance with Rule 206(4)-6, reports are filed with the SEC on Form N-PX, and the results are provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Fund’s Portfolio Manager, who was primarily responsible for the day-to-day portfolio management of the Fund as of December 31, 2024.

Leslie Highley was the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley managed several funds and portfolios. From 2006 to 2025, Mr. Highley was a Managing Director of UBS Trust Company of Puerto Rico and from 1995 (Inception Date) to 2025 he was a President or Co-President of the Puerto Rico Residents Family of Funds. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations and supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of December 31, 2024:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1.8 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of December 31, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by the Fund’s Board.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2025

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 7, 2025